Brandes Investment Trust

                                   SEMI-ANNUAL

                                     REPORT

                     For the Six Months ended April 30, 2002



                          WORLD WIDE VALUE SPECIALISTS

                 Brandes Institutional International Equity Fund
Dear Shareholder:

During the six-month period ending April 30, 2002, returns for the Brandes Institutional International Equity Fund outdistanced the MSCI EAFE Index. During the period, your fund gained 10.7% while the MSCI EAFE (Europe, Australasia, Far
East) Index gained 5.5%.

Worldwide, stocks climbed early in the period as market participants largely ignored conflicting economic reports and pushed stock prices higher. For example, during the last three months of 2001, the MSCI EAFE Index advanced 7.0% and the MSCI EMF (Emerging Markets Free) Index surged 26.6%.

Many central banks around the world lowered interest rates during the fourth quarter of 2001 in hopes of reviving economic growth and bolstering investor sentiment in the wake of the terrorist attacks in the United States in early September.

Stocks in developed markets generally posted minimal gains in the first quarter of 2002. The MSCI EAFE Index advanced 0.5%. However, the MSCI EMF Index jumped 11.4%. During the first quarter, evidence of global economic strengthening bolstered sentiment and countered anxiety created by mixed corporate earnings results and concerns over the integrity of corporate accounting. Apprehension about accounting irregularities was exacerbated by the collapse of U.S.-based Enron Corporation.

In Japan, the government upgraded its assessment of the economy late in the first quarter for the first time in nearly two years. While Japan remains mired in recession, market participants saw the government's reevaluation as an indication the economy may be improving. The MSCI Japan Index was up 1.5% in the quarter. Among emerging markets, economic, currency, and political instability in Argentina lingered throughout the period, but remained largely isolated. While the MSCI Argentina Index fell 46.7%, the MSCI EMF Latin America Index was up 8.1%. Emerging markets in Asia also registered strong returns. The MSCI EMF Asia Index climbed 15.5%.

With respect to your fund, solid gains among holdings in the United Kingdom and a significant allocation of assets in this country proved the greatest contributors to your fund's outperformance. In addition, gains among holdings in Brazil and within the financials sector also had a positive influence on overall results. Among the best-performing U.K. holdings in the period were Invensys (machinery), Corus Group (metals & mining), and Unilever (food & household products). Within the financials sector, holdings in the banking industry generally delivered strong results. Among the best-performing banking holdings were Intesa Bci (Italy), Allied Irish Bank (Ireland), and DBS Group Holdings (Singapore).

    Brandes Institutional International Equity Fund


Despite a generally difficult environment for telecommunications companies, exacerbated by concerns over industry overcapacity and excessive debt burdens, your fund's telecom holdings fared relatively well. With substantial exposure in this sector, a result of our company-by-company research and analysis, security selection limited your fund's vulnerability. In fact, a number of holdings in the diversified telecom services industry registered sizeable gains, including Telebras (Brazil), Telenorte Leste Participacoes (Brazil), and Telefonos de Mexico (Mexico).

Overall, we believe market participants have applied fears regarding telecom companies too broadly, driving down share prices across the entire sector. We also believe there remain select opportunities within the sector that offer long-term appreciation potential for patient investors. For non-U.S. telecom holdings, we believe former government monopolies typically stand to benefit from restructuring, while emerging markets telephone companies also have penetration growth potential. During the period, we took advantage of what we believed to be short-term price weakness in the telecom sector and purchased additional shares of select telecom holdings. Reflecting our confidence in the telecom stocks we have purchased, your fund retains its greatest weighting in the diversified telecom services industry.

The ongoing application of our company-by-company research and analysis dictated few changes to the complexion of your fund during the period. As a result of appreciation and stock-specific purchases, your fund's exposure in the banking industry increased during the period. Conversely, the sale of Companhia de Bebidas das Americas (Brazil) and Diageo (United Kingdom) reduced your fund's exposure to the beverages industry. Share prices for both companies had climbed to levels consistent with our estimation of the underlying business values.

With respect to countries, we established new positions among select companies in Japan and added to some existing Japanese holdings, lifting your fund's overall exposure in Japan. In fact, your fund now has its greatest country exposure in Japan, followed by the United Kingdom. We also increased exposure in Spain--again on a stock-specific basis, while trimming exposure in Brazil, France, and Ireland.

Accounting Concerns and Our Investment Strategy

In recent months, high-profile corporate bankruptcies have put a spotlight on aggressive accounting practices and their potential impact on investors. In addition, allegations of improprieties at specific firms have raised concerns involving the reliability of accounting statements in general. While these events have not affected our investment strategy, they underscore two components of our philosophy that we consider critical: thorough, fundamental research and portfolio diversification.

When evaluating an investment candidate, one of our primary goals is to establish a comprehensive understanding of the company's business. We seek detailed answers to

                 Brandes Institutional International Equity Fund


apparently simple questions such as "What does this company do?" and "How does this company make money?" If we cannot answer these questions with a high degree of confidence, we'll refrain from investing. Our research continues to feature a bias in favor of companies with established business models.

With more than 30 CFA (Chartered Financial Analyst) charterholders on our research staff, we delve deeply into accounting statement footnotes to gain insight into investment candidates. We're confident that we have the ability and experience necessary to glean valuable information from each company's financial statements. We believe the accounting statements for the vast majority of businesses in our investment universe reflect integrity and accuracy. To create a measure of protection against the possibility of misleading financial disclosure by a single holding, we diversify our holdings. We also limit your fund's exposure to any single company to 5% at cost. In our opinion, these guidelines, applied in conjunction with a strict adherence to our investment philosophy, can provide long-term investors with favorable gains and limited risk.

Overall, recent accounting-related concerns have not affected our investment strategy. To us, these issues highlight the importance of thorough research and portfolio diversification. Financial statements remain a valuable resource in our evaluation of investment opportunities, and we continue to incorporate promising candidates into your fund. In Closing We continue to purchase and hold what we believe to be solid, non-U.S. businesses trading at bargain prices. Over the long term, we believe the fundamental strengths of these companies will be recognized in the broader market, rewarding long-term investors with favorable results. We greatly appreciate the confidence you have shown in us and remain committed to helping you toward your long-term investment goals. Sincerely yours,

/s/ Debra McGinty-Poteet

Debra McGinty-Poteet
President
Brandes Investment Trust


                 Brandes Institutional International Equity Fund
[CHART]


Jan-97                      $ 1,000,000      $1,000,000
Apr-97                        $ 999,508      $1,062,390
Jul-97                      $ 1,141,429      $1,227,313
Oct-97                      $ 1,029,617      $1,165,658
Jan-98                      $ 1,075,025      $1,239,346
Apr-98                      $ 1,188,564      $1,411,524
Jul-98                      $ 1,203,832      $1,402,611
Oct-98                      $ 1,128,926      $1,317,408
Jan-99                      $ 1,229,938      $1,420,794
Apr-99                      $ 1,301,420      $1,666,099
Jul-99                      $ 1,320,645      $1,731,215
Oct-99                      $ 1,388,955      $1,768,213
Jan-00                      $ 1,466,692      $1,968,796
Apr-00                      $ 1,482,228      $2,052,275
Jul-00                      $ 1,439,583      $2,226,413
Oct-00                      $ 1,348,744      $2,171,925
Jan-01                      $ 1,344,654      $2,288,546
Apr-01                      $ 1,239,266      $2,216,302
Jul-01                      $ 1,124,566      $2,053,447
Oct-01                      $ 1,010,296      $2,216,302
Jan-02                        $ 997,802      $1,879,413
Apr-02                      $ 1,066,097      $2,050,387


Past  performance is not predictive of future returns.  The returns shown do not
reflect  the  deduction  of  taxes  that  a   shareholder   would  pay  on  fund
distributions or the redemption of fund shares.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index consists of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

                Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at April 30, 2002 (Unaudited)

                                                        Shares          Value
COMMON STOCKS: 97.6%
Brazil: 3.9%
Banco Bradesco S.A. ADR                                 113,904    $ 3,372,697
Brasil Telecom Participacoes S.A. ADR                     2,618        101,840
Centrais Electricas Brasileiras S.A. ADR                785,130      5,879,603
Telecelular Sul Participacoes ADR                         1,309         16,664
Tele Centro Oeste Celular Participacoes S.A. ADR          4,363         25,742
Tele Leste Celular Participacoes S.A. ADR                   261          4,241
Tele Nordeste Celular Participacoes S.A. ADR                654         13,570
Tele Norte Celular Participacoes S.A. ADR                   261          3,315
Tele Norte Leste Participacoes SA, ADR                   14,622        184,676
Telecomunicacoes Brasileiras S.A. ADR                   115,700      3,619,096
Telemig Celular Participacoes S.A. ADR                      654         13,773
Telesp Celular Participacoes S.A. ADR                     5,236         33,563
Tractebel Energia S.A.*                                  20,613        192,738
                                                                   ------------
                                                                    13,461,518
                                                                   ------------

China: 1.3%
PetroChina Co., Ltd                                  22,128,000      4,511,899
                                                                   ------------

France: 6.4%
Alcatel Alsthom Group*                                  672,100      8,401,922
Alstom                                                  206,000      2,669,822
European Aeronautic Defense and Space Co.               263,200      3,939,788
Provimi S.A                                              32,500        641,036
Total Fina S.A.                                          42,239      6,398,752
                                                                   ------------
                                                                    22,051,320
                                                                   ------------

Germany: 5.4%
BASF AG                                                 116,000      4,952,133
Bayerische Vereinsbank AG                               146,000      5,121,724
Deutsche Telekom AG                                     454,900      6,055,447
Veba AG                                                  51,000      2,655,391
                                                                   ------------
                                                                    18,784,695
                                                                   -----------

Hong Kong/China: 0.8%
Swire Pacific Ltd.--Class A                              482,500     2,889,162
                                                                   ------------

Ireland: 1.4%
Allied Irish Banks Plc                                  370,600      4,889,890
                                                                   ------------


                 Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at April 30, 2002 (Unaudited)
- (Continued)

                                                         Shares        Value
Italy: 5.8%
Banca Intesa SpA                                      2,050,000    $ 6,628,265
ENI-Ente Nazionale Idrocarburi SpA                      469,500      7,053,224
Telecom Italia SpA                                      819,200      6,514,852
                                                                   ------------
                                                                    20,196,341
                                                                   ------------
Japan: 23.4%
Daiichi Pharmaceutical Co., Ltd.                        155,000      3,022,779
Daiwa House Industry Co., Ltd.                          471,000      3,006,770
Hitachi, Ltd.                                           848,800      6,284,261
Japan Tobacco, Inc.                                       1,050      6,367,847
Komatsu, Ltd.                                         1,338,000      4,843,694
Matsushita Electric Industrial Company, Ltd.            662,000      8,864,445
Mitsubishi Heavy Industries                           2,202,000      6,977,037
Mitsubishi Tokyo Finance Group, Inc.                        992      6,788,385
Nippon Mitsubishi Oil Corp.                           1,637,000      7,162,273
Nippon Telegraph & Telephone Corp.                        1,399      5,500,156
Ono Pharmaceutical                                      115,000      3,760,213
Sankyo Co., Ltd.                                        357,000      5,433,504
Sumitomo Bank, Ltd.                                   1,357,000      6,042,857
TDK Corp.                                               123,000      6,702,996
                                                                   ------------
                                                                    80,757,217
                                                                   ------------
Mexico: 3.3%
America Movil S.A. de CV                                198,840      3,708,366
Telefonos de Mexico S.A. - Class L, ADR                 198,840      7,524,106
                                                                   ------------
                                                                    11,232,472
                                                                   ------------
Netherlands: 0.7%
Akzo Nobel N.V.                                          59,000      2,535,230

New Zealand: 1.0%
Telecom New Zealand, Ltd.                             1,583,061      3,413,820
                                                                   ------------
Portugal: 1.4%
Portugal Telecom S.A.                                   641,217      4,677,870
                                                                   ------------
Singapore: 5.2%
DBS Group Holdings, Ltd.                                557,069      4,299,904
Jardine Matheson Holdings Ltd.                        1,339,354      8,036,124
Oversea-Chinese Banking Corp., Ltd.                     796,000      5,705,330
                                                                   ------------
                                                                    18,041,358
                                                                   ------------

                 Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at April 30, 2002 (Unaudited)
- (Continued)
                                                       Shares         Value
South Africa: 1.4%
S. African Breweries Private Placement                  227,050    $ 1,837,221
South African Breweries Plc ORD                         386,000      3,123,396
                                                                   ------------
                                                                     4,960,617
                                                                   ------------
South Korea: 3.3%
Korea Electric Power Corp. ADR                          553,200      5,919,240
Korea Telecom Corp. ADR                                 242,000      5,481,300
                                                                   ------------
                                                                    11,400,540
                                                                   ------------
Spain: 8.3%
Banco Bilbao Vizcaya Argentina S.A.                     774,300      9,024,002
Repsol S.A.                                           1,106,600     13,584,511
Telefonica S.A., ADR                                      6,126        197,935
Telefonica S.A.*                                        565,353      6,049,111
                                                                   ------------
                                                                    28,855,559
                                                                   ------------
Switzerland: 3.6%
Swisscom AG                                               9,200      2,742,755
Zurich Financial Services AG                             41,926      9,746,026
                                                                   ------------
                                                                    12,488,781
                                                                   ------------
United Kingdom: 20.0%
Allied Domecq Plc                                       125,000        800,963
BAE Systems Plc                                       1,267,000      6,446,876
British American Tobacco Plc                            682,620      6,986,547
British Energy Plc                                      536,192      1,250,775
Britishe Telecommunications Group Plc                   691,990      2,602,920
Corus Group Plc                                       7,008,000      8,045,885
Friends Provident Plc*                                1,084,000      2,907,938
HSBC Holdings Plc                                       234,200      2,785,247
Imperial Chemical Industries Plc                      1,813,647      8,421,851
Invensys Plc                                          3,491,359      5,472,007
Marks & Spencer Group Plc                               677,571      3,921,849
mmO2 Plc*                                               691,990        438,860
Reuters Group Plc                                       450,000      3,149,190
Royal & Sun Alliance Insurance Group Plc              1,009,000      4,442,627
Safeway Plc                                             536,000      2,375,659
Unilever Plc*                                           975,000      8,927,100
                                                                   ------------
                                                                    68,976,294
                                                                   ------------

                 Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at April 30, 2002 (Unaudited)
- (Continued)
                                                          Shares       Value

Venezuela: 1.0%
Compania Anonima Nacional Telefonos de Venezuela, ADR   236,675   $   3,464,922

TOTAL COMMON STOCKS (cost $366,224,130)                             337,589,505

                                                             Principal
SHORT-TERM INVESTMENTS: 1.9%                                  Amount

Investors Bank & Trust Co., Repurchase Agreement,
0.950%, dated 04/30/2002, due 05/01/2002,
collateralized by $6,780,780 Federal National
Mortgage Association #544383, 6.853%, due
05/01/2028 (Market value $6,643,655)
(proceeds $6,457,494) (cost $6,457,324)              $6,457,324      6,457,324
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS                                         6,457,324
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (cost $372,681,454): 99.5%         344,046,829
Other Assets less Liabilities: 0.5%                                  1,731,894
                                                                   ------------
NET ASSETS: 100.0%                                                $345,778,723
                                                                   ============
* Non-income producing security.
ADR American Depositary Receipt
See accompanying Notes to Financial Statements.

                 Brandes Institutional International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2002 (Unaudited)
ASSETS
Investments in securities, at cost                                $372,681,454
                                                                  ============
Investments in securities, at value                               $344,046,829
Collateral received for securities loaned, at value                 67,680,508
Receivables:
Dividends and interest                                               1,951,998
Tax reclaim                                                            137,243
Securities lending income                                               25,740
Deferred organization costs                                                864
Prepaid expenses and other assets                                        8,830
                                                                  ------------
Total assets                                                       413,852,012
                                                                  ------------
LIABILITIES
Payment upon return of securities loaned                            67,680,508
Payables:
Due to advisor                                                         347,418
Accrued expenses                                                        45,363
                                                                  ------------
Total liabilities                                                   68,073,289
                                                                  ------------
NET ASSETS                                                        $345,778,723
                                                                  ============
Net asset value, offering and redemption price per share ($345,778,723/22,009,335 shares outstanding; unlimited shares
authorized without par value)                                     $      15.71
                                                                  ============
COMPONENTS OF NET ASSETS
Paid-in capital                                                   $365,623,831
Undistributed net investment income                                  2,237,196
Accumulated net realized gain on investments and foreign currency 6,517,888 Net unrealized appreciation (depreciation) on:
Investments                                                       (28,634,625)
Foreign Currency                                                        34,433
                                                                  ------------
Net assets                                                        $345,778,723
                                                                  ============

See accompanying Notes to Financial Statements.

                 Brandes Institutional International Equity Fund

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2002 (Unaudited) INVESTMENT INCOME Income
Dividends (Net of foreign taxes witheld of $284,353)             $ 3,904,879
Interest                                                              27,946
                                                                 -----------
Total income                                                       3,932,825
                                                                 -----------
Expenses
Advisory fees (Note 3)                                             1,608,372
Administration fees (Note 3)                                          76,733
Custody fees                                                          64,465
Transfer agent fees                                                   22,563
Accounting fees                                                       20,828
Auditing fees                                                         16,364
Printing                                                              15,472
Registration expense                                                  13,217
Trustee fees                                                          11,008
Legal fees                                                             7,439
Miscellaneous                                                          2,819
Insurance expense                                                      1,584
Amortization of deferred organization costs                            1,321
                                                                 -----------
Total expenses                                                     1,862,185
Add: Expenses recouped                                                67,486
                                                                 -----------
Net expenses                                                       1,929,671
                                                                 -----------
Net investment income                                              2,003,154
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain (loss) on:
Investments                                                        7,133,433
Foreign currency transactions                                       (105,488)
                                                                 -----------
Net realized gain                                                  7,027,945
Net unrealized appreciation on:
Investments                                                       24,262,672
Foreign currency transactions                                         26,664
Net unrealized appreciation                                       24,289,336
Net realized and unrealized gain on investments
  and foreign currency                                            31,317,281
Net increase in net assets resulting from operations             $33,320,435

See accompanying Notes to Financial Statements.

                 Brandes Institutional International Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                     Six Months Ended        Year Ended
                                                     April 30, 2002#      October 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income                                   $2,003,154           $4,456,289
Net realized gain (loss) on:
Investments                                              7,133,433           14,932,734
Foreign currency transactions                            (105,488)            (206,550)
Net unrealized appreciation (depreciation) on:
Investments                                             24,262,672         (70,799,582)
Foreign currency                                            26,664               50,109
Net increase (decrease) in net assets resulting from
operations                                              33,320,435         (51,567,000)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                             (4,564,895)          (4,744,355)
From net realized gains                               (14,933,583)         (63,201,850)
Decrease in net assets from distributions             (19,498,478)         (67,946,205)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                              115,765,296          139,562,733
Net asset value of shares issued on reinvestment of
distributions                                           14,686,752           61,793,690
Cost of shares redeemed                               (98,344,090)        (108,519,303)

Net increase from capital share transactions            32,107,958           92,837,120
Total increase (decrease) in net assets                 45,929,915         (26,676,085)
NET ASSETS
Beginning of period                                    299,848,808          326,524,893

End of period                                         $345,778,723         $299,848,808

CAPITAL SHARE ACTIVITY
Shares sold                                              7,229,410            7,775,680
Shares issued on reinvestment of distributions           1,310,604            3,687,647
Shares redeemed                                        (6,363,551)          (6,243,463)
Net increase in shares outstanding                       2,176,463            5,219,864


# Unaudited.
See accompanying Notes to Financial Statements.

                 Brandes Institutional International Equity Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

                                                                 Year Ended October 31,
                                          Six Months Ended                                 January 2, 1997*
                                             April 30,                                         through
                                               2002#     2001     2000     1999      1998  October 31, 1997

Net asset value, beginning of period          $15.12    $22.34   $19.84   $16.22    $14.57        $12.50
Income from investment
operations:
Net investment income                           0.09      0.22     0.34     0.20      0.21          0.17
Net realized and unrealized gain
(loss) on investments                           1.47    (2.77)     3.99     4.91      1.66          1.90
Total from investment operations                1.56    (2.55)     4.33     5.11      1.87          2.07

Less distributions:
From net investment income                     (0.23)    (0.32)   (0.20)   (0.23)    (0.07)           --
From net realized gain                         (0.74)    (4.35)   (1.63)   (1.26)    (0.15)           --
Total distributions                            (0.97)    (4.67)   (1.83)   (1.49)    (0.22)           --

Net asset value, end of period                $15.71    $15.12   $22.34   $19.84    $16.22        $14.57

Total return                               10.75%***  (14.76)%   22.84%   34.23%    13.01%     16.56%***
Ratios/supplemental data:
Net assets, end of period (millions)          $345.8    $299.8   $326.5   $235.1    $160.0        $ 51.1

Ratio of expenses to average net
assets:
Before fees waived and expenses
absorbed or recouped                         1.16%**     1.16%    1.18%    1.30%     1.37%       1.76%**
After fees waived and expenses
absorbed or recouped                         1.20%**     1.20%    1.19%    1.20%     1.20%       1.19%**

Ratio of net investment income to
average net assets:
Before fees waived and expenses
absorbed or recouped                         1.29%**     1.39%    1.65%    1.09%     1.75%       0.84%**
After fees waived and expenses
absorbed or recouped                         1.24%**     1.35%    1.64%    1.19%     1.92%       1.40%**
Portfolio turnover rate                    19.91%***    32.07%   42.03%   32.31%    50.08%     27.40%***

* Commencement of operations.
** Annualized.
*** Not annualized.
# Unaudited.
See accompanying Notes to Financial Statements.

                 Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1 - ORGANIZATION

     The Brandes Institutional International Equity Fund (the "Fund") is a series of shares of beneficial interest of Brandes Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees.

     U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

     Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

                 Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

B. Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

C. Forward Foreign Currency Exchange Contracts. The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates.

D. Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Deferred Organization Costs. The Fund has incurred expenses of $14,570 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

G. Concentration of Risk. As of April 30, 2002, the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund's net assets. It is the Trust's policy to continuously monitor these off-balance sheet risks.

                 Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

H. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. I. Securities Lending. The Trust may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned. The market value of securities loaned and related collateral at April 30, 2002 were $64,145,653 and $67,680,508, respectively.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Brandes Investment Partners, L.P. (The "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended April 30, 2002, the Fund incurred $1,608,372 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest, so that its ratio of expenses to average net assets will not exceed 1.20%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. At April 30, 2002, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $314,379. The Advisor may recapture $114,795 of the above amount no later than October 31, 2003 and $199,584 no later than October 31, 2004. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the six months ended April 30, 2002, the Fund reimbursed the Advisor $67,486.

     U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals.

                 Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

For its services, the Administrator receives an annual fee at the rate of 0.05% of average daily net assets for the first $250 million in net assets, 0.04% of average daily net assets for the next $250 million in net assets and 0.03% in excess of $500 million of the Fund's average daily net assets, subject to a minimum of $40,000 per annum. For the six months ended April 30, 2002 the Fund incurred $76,733 in such fees.

     Quasar Distributors LLC., (the "Distributor"), a registered broker-dealer, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or Trustees of the Advisor, Administrator and Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended April 30, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $87,095,614 and $63,451,280, respectively.


NOTE 5 - DISTRIBUTION TO SHAREHOLDERS

     As of April 30, 2002, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes                           $366,224,130
Gross tax unrealized appreciation                               $32,902,312
Gross tax unrealized depreciation                               (61,536,937)
Net tax unrealized appreciation (depreciation)                 $(28,634,625)
Undistributed ordinary income                                    $2,237,196
Undistributed long term gains                                    $6,517,888

The tax composition of dividends was as follows:

Ordinary                         Short Term        Short Term         Long Term           Long Term
 Income           Income       Capital Gains     Capital Gains      Capital Gains       Capital Gains
  Total          Per Share         Total           Per Share            Total             Per Share

$4,564,895         $0.23          $1,457,527        $0.07             $13,476,056        $0.67


                 Brandes Institutional International Equity Fund

                            TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Company is presented below. All Trustees oversee the Brandes Investment Trust. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-331-2979. Trustees and Officers of the Company serve until their resignation, removal, or retirement.

                             Position      Date        Principal Occupation         Other Directorships
 Name, Address, and Age        Held      Elected*      During Past 5 Years            Held by Trustee
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
"Non-interested" Trustees
--------------------------------------------------------------------------------------------------------------

DeWitt F. Bowman, C.F.A         Trustee    February    Principal, Pension          Dresdner RCM Capital
79 Eucalyptus Knoll                        1995        Investment Consulting,      Funds, Inc. and Dresdner
Mill Valley, CA 94941                                  since 1994. Formerly Chief  RCM Global Funds,
Age 71                                                 Investment Officer of the   Inc.(mutual funds) since
                                                       California Public Employees 1996; RREEF America
                                                       Retirement System (1989 to  REIT, Inc. since 1995;
                                                       1994)                       Wilshire Target Funds, Inc.
                                                                                   (mutual fund) since 1996.
                                                                                   Trustee, Pacific Gas and
                                                                                   Electric Nuclear
                                                                                   Decommissioning Trust since
                                                                                   1995

Gordon Clifford Broadhead       Trustee    December    Marine biologist and
P.O. Box 1427                              1994        consultant in fisheries.
Rancho Santa Fe, CA 92067
Age 77

Daniel W. Larsen                Trustee    December    Retired. Former Honorary
1405 Savoy Circle                          1994        Danish Consul for San
San Diego, CA 92107                                    Diego.
Age 74

                 Brandes Institutional International Equity Fund

                               Position       Date         Principal Occupation        Other Directorships
 Name, Address, and Age          Held       Elected*        During Past 5 Years          Held by Trustee
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
"Interested" Trustees** and Other Officers
--------------------------------------------------------------------------------------------------------------

Charles H. Brandes                Trustee      December    Managing Partner of the Advisor
11988 El Camino Real, Suite 500                1994        Since May 1996 And Managing
San Diego, CA 92130                                        Director of its Predecessor.
Age 58

Debra McGinty-Poteet              Trustee      June        Mutual Fund/Sub-Advisory
11988 El Camino Real, Suite 500   and          2000        Group Manager. Formerly Chief
San Diego, CA 92130               President                Operating Officer for North
Age 46                                                     American Trust Company;
                                                           Senior Vice President and
                                                           Managing Director for Bank of
                                                           America Funds Management.

Glenn R. Carlson                  Secretary    December    Managing Partner of the Advisor
11988 El Camino Real, Suite 500                1994        since May 1996 and Managing
San Diego, CA 92130                                        Director of its predecessor
Age 40                                                     prior thereto.

Gary Iwamura                      Treasurer    September   Financial Resources Officer of
11988 El Camino Real, Suite 500                1997        the Advisor since 1994.Formerly
San Diego, CA 92130                                        Chief Administrative Officer,
Age 44                                                     National Mutual Funds
                                                           Management from 1992
                                                           to 1996 and Chief
                                                           Operating Officer,
                                                           Axe-Houghton
                                                           Management from 1991
                                                           to 1992.

* Trustees and officers of the Fund serve until their resignation, removal or retirement.
**   "Interested persons" within the meaning as defined in the 1940 Act.


                            Brandes Investment Trust

                                     ADVISOR
                        Brandes Investment Partners, L.P.
                        11988 El Camino Real, Suite 500
                          San Diego, California 92191
                                  800.331.2979

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                       615 E. Michigan Street, 3rd Floor
                               Milwaukee, WI 53202

                                 TRANSFER AGENT
                           Investors Bank & Trust Co.
                        200 Clarendon Street, 16th Floor
                          Boston, Massachusetts 02116

                                    AUDITORS
                                Ernst & Young LLP
                           725 South Figueroa Street
                         Los Angeles, California 90071

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                       555 South Flower Street, 23rd Floor
                          Los Angeles, California 90071

This  report  is  intended  for   shareholders  of  the  Brandes   Institutional
International Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.